Significant judgments and sources of estimation uncertainties	12 Months Ended
Dec. 31, 2023
Significant judgments and sources of estimation uncertainties
Significant judgments and sources of estimation uncertainties

2.Significant judgments and sources of estimation uncertainties

The Company’s reported results of operations, financial position and net assets are sensitive to significant judgments, assumptions and estimates that are the basis for its financial statements. The critical accounting policies, the judgments made in the creation and application of these policies and the sensitivities of reported results to changes in accounting policies, significant judgments and estimates are factors to be considered along with the Company’s financial statements. In the opinion of the Management of the Company, the following accounting policies, significant judgments and sources of estimation uncertainties are critical for the consolidated financial statements in the present economic environment.

a)Recoverability of goodwill and intangible assets

The growth of the business through acquisitions has created a significant amount of intangible assets, including goodwill, trade names, management contracts, non-compete agreements, technology and customer relationships as well as licenses and distribution agreements. In addition, the Company recognizes internally developed intangible assets related to research and development (R&D) and software development projects. At December 31, 2023, the carrying amount of goodwill and non-amortizable intangible assets amounted to

€14,914,803 (€16,066,642 at December 31, 2022) representing approximately 44% and 45% of the Company’s total assets at December 31, 2023 and 2022, respectively.

In accordance with IAS 36, the Company performs an impairment test of goodwill and non-amortizable intangible assets at least once a year for each group of CGUs or more frequently if the Company becomes aware of events that occur or if circumstances change that would indicate the carrying value may not be recoverable (see also note 1 g).

To comply with IFRS Accounting Standards to determine possible impairments of these assets, the value in use of the group of CGUs is first compared to the group of CGUs’ carrying amount. In cases where the value in use of the group of CGUs is less than its carrying amount and the fair value less cost of disposal is not estimated to be higher than the value in use, the difference is recorded as an impairment of the carrying amount of the group of CGUs.

To evaluate the recoverability of intangible assets with indefinite useful lives, the Company compares the recoverable amounts of the smallest identifiable group of assets that generate largely independent cash inflows with their carrying values.An intangible asset’s fair value is determined using a discounted cash flow approach or other methods, if appropriate.

The value in use of each group of CGUs is determined using estimated future cash flows for the unit discounted by a pre-tax discount rate (WACC) specific to that group of CGUs. The Company’s WACC consists of a basic rate adjusted by a weighted average country risk rate and, if appropriate, by a factor to reflect higher risks associated with the cash flows from recent material acquisitions within each group of CGUs, until they are appropriately integrated as well as country-specific risks identified within a group of CGUs. In 2023, the Company’s WACC was impacted by the world-wide prevailing increase of interest rates as well as the impact of increased macro-economic uncertainties on country risk rates and other WACC parameters. Estimating the future cash flows involves significant assumptions, especially regarding future reimbursement rates and sales prices, number of treatments, sales volumes and costs. In 2023, the estimates were largely impacted by the continuing deterioration of the macroeconomic environment.

The Company performed an interim analysis in connection with the annual goodwill impairment test as of October 1, 2023, which included qualitative and quantitative simulations to assess the impacts of the results of the SELECT trial, a trial of glucagon-like peptide 1 (GLP-1) receptor agonists designed to reduce major adverse cardiovascular events, and which included a subset of non-diabetic patients with CKD. The interim analysis also included preliminary assessments of the implications of the early termination of the FLOW trial as a result of the study having met certain prespecified clinical endpoints. The FLOW trial was a study on the effectiveness of its GLP-1 receptor agonists in treating CKD experienced by diabetic patients. The Company’s interim analysis included preliminary projections regarding the potential impact of GLP-1 receptor agonists use on future projections of the ESRD patient population, specifically in relation to cash flow projections and goodwill sensitivity assessments. The interim analysis assessed differential impacts on both improvement in rates of progression from CKD to ESRD particularly in patients with diabetes-related CKD, as well as cardiovascular mortality improvements in patients with non-diabetic CKD.

Based on the currently limited available information, the Company’s interim analysis included a range of scenarios predicated on a review of publicly available data, peer-reviewed literature and testing a range of assumptions designed to assess the competing endpoints of slowed CKD-to-ESRD progression (which would delay progression to ESRD but may or may not reduce the ESRD population in future years) and cardiovascular mortality improvements (which would permit certain patients to survive or avoid a previously fatal cardiovascular event, thereby remaining at risk for ESRD progression).

The range of scenarios and balances of competing endpoints examined in the interim analysis supported the assessment of an overall balanced impact on patient population progressing to the later stages of ESRD and payor mix. The impact on the revenue, operating income and free cash flow projections is therefore balanced as well. The Company’s assessment concluded that underlying patient growth assumptions used in its cash flow projections reflect the current understanding of treatment developments. The most conservative scenario within this range did not result in an impairment loss as the recoverable amount of the Care Delivery and Care Enablement groups of CGUs continued to exceed the carrying amount by €6,689,598 and €1,683,593, respectively, based on the annual impairment test performed as of October 1, 2023. Sensitivities are based on assumptions for delays in patients progressing through the stages of CKD, life expectancy, the aging of our patient population and payor mix.

The key assumptions represent management’s assessment of future trends and have been based on historical data from both external and internal sources. In determining discounted cash flows for every group of CGUs, the Company utilizes its three-year budgets, projections for years four to ten and a representative growth rate for all remaining years. In 2023, the projections for the first three years were prepared based on the status of current initiatives without considering any growth and improvement from initiatives which have not commenced related to the transformation of the Company’s operating structure and steps to achieve cost savings (FME25 Program). Projections for up to ten years are possible due to the non-discretionary nature of the health care services the Company provides, the need for health care products utilized to provide such services and the availability of government reimbursement for a substantial portion of its services. The simulations regarding the GLP1 study, as described above, underlined the Company’s determination of using 10-year projections as the full potential impacts of the GLP1 study on the Company’s revenue, operating income and cash flow streams are not expected to be realized within a shorter time period.

The annual impairment test performed as of October 1, 2023 did not result in an impairment.

In connection with the implementation of the Company’s new global operating model, the Company performed a reallocation of goodwill to the segments under its new operating structure and evaluated the effects of this reallocation on the recoverability of goodwill. Goodwill which was attributable to the respective group of CGUs was directly allocated. The remaining goodwill was allocated to the respective group of CGUs based on the average of the group of CGUs’ budgeted profit and loss contribution of the following three years in order to capture the synergies created in Care Enablement when acquiring an entity or assets in Care Delivery. One group of CGUs was identified in each of the Company’s operating segments (Care Enablement and Care Delivery) as of January 1, 2023 with no indication of impairment.

Goodwill as of December 31, 2023 was €14,650,008 (October 1, 2023: €15,407,279; January 1, 2023: €15,791,181), thereof €12,573,423 (October 1, 2023: €13,273,605; January 1, 2023: €13,642,445) in Care Delivery and €2,076,585 (October 1, 2023: €2,133,674; January 1, 2023: €2,148,736) in Care Enablement.

The market capitalization of the Company increased by 24% to €11,137,975 as of December 31, 2023, from €8,969,649 as of December 31, 2022. Total FME AG shareholders’ equity decreased by 3% to €13,620,261 as of December 31, 2023, from €13,989,453 as of December 31, 2022, driven primarily by a decrease in other comprehensive income (loss), including foreign currency translation effects in the amount of €(607,873) and an actuarial loss recognized (mainly attributable to adjustments to the discount rate for pension liabilities). In the fourth quarter the Company’s market capitalization decreased significantly mostly as a result of the financial market’s reaction to the early termination of the FLOW trial as a result of the GLP-1 study having met certain prespecified clinical endpoints, as noted above.

Due to the carrying amount of net assets exceeding the Company’s market capitalization, an increase in interest rates, the potential impact of GLP-1 and ongoing uncertainties in the macroeconomic environment, the Company performed an impairment test as of December 31, 2023, in addition to the annual impairment test as of October 1, 2023. WACC parameters were updated to reflect the difference in perception between the investor market and the Company regarding the impacts of GLP-1 on our business as well as uncertainties regarding value and risk-based care programs in the U.S. Cash flow projections were updated to reflect the impacts of divestitures and the classification of certain entities as held for sale during the fourth quarter in this additional goodwill impairment test performed as of December 31, 2023, while CGU residual value growth rates remained unchanged as compared to the annual impairment test performed as of October 1, 2023. The goodwill impairment test performed as of December 31, 2023 did not result in any impairment.

The following table shows the key assumptions of value-in-use calculations, which are presented based upon the goodwill impairment test performed as of December 31, 2023 and January 1, 2023. There are no reasonably possible changes in assumptions that would lead to an impairment in these groups of CGUs.

Key assumptions
in %
	Care Delivery		Care Enablement
	December 31,	January 1,	December 31,	January 1,
	2023	2023	2023	2023
Average revenue growth in ten year projection period (1)	mid-single-digit	mid-single-digit	mid-single-digit	mid-single-digit
Average operating income growth in ten year projection period (1)	high-single-digit	high-single-digit	low-double-digit	low-double-digit
Residual value growth (1)	1.00	1.00	1.00	1.00
Pre-tax WACC (2)	10.53	9.49	8.41	8.15
After-tax WACC (2)	8.09	7.35	6.54	6.14
(1)	The key assumptions as of December 31, 2023 match the respective assumptions as of October 1, 2023.
(2)	As of October 1, 2023 the pre-tax WACC of Care Delivery and Care Enablement was 9.35% and 9.04%, respectively. The after-tax WACC of Care Delivery and Care Enablement was 7.21% and 7.01%, respectively.

An overview of the carrying amounts of goodwill and intangibles with indefinite useful life for each group of CGUs is shown in note 12.

A prolonged downturn in the health care industry with lower than expected increases in reimbursement rates and/or higher than expected costs for providing health care services and for procuring and selling health care products or a significant increase of mortality of patients with chronic kidney diseases which may be attributable to COVID-19 have and could continue to adversely affect the Company’s estimated future cash flows. Future adverse changes in a cash-generating unit’s economic environment of a group of CGUs could affect the country specific risk rate and therefore the discount rate. Equally an increase of the general interest rate level could affect the base rate and therefore the discount rate. Additionally, changing market conditions and new market entrants could have a negative impact on the estimated future cash flows and/or a decline in the cash-generating units economic environment, both of which are, by their nature, difficult to predict. As noted in the sensitivity analysis below, if the Company’s assumptions change or actual future performance is lower than expected, the Company could record goodwill impairments in the future, and such impairments could be material to its net income.

As of December 31, 2023, the recoverable amount of the Care Delivery group of CGUs exceeded the carrying amount by €4,740,257 (October 1, 2023: €7,155,789; January 1, 2023: €3,722,250). For the Care Enablement group of CGUs, the recoverable amount exceeded the carrying amount by €3,285,391 as of December 31, 2023 (October 1, 2023: €1,733,447; January 1, 2023: €972,555). The following table shows the reasonable amounts by which the key assumptions would need to change individually that the recoverable amount equals the carrying amount:

Sensitivity analysis (1)
Change in percentage
	Care Delivery			Care Enablement
	December 31,	October 1,	January 1,	December 31,	October 1,	January 1,
	2023	2023	2023	2023	2023	2023
Pre-tax WACC	2.10	2.57	1.41	2.27	1.31	0.77
After-tax WACC	1.60	1.97	1.09	1.66	0.97	0.60
Residual value growth	(7.26)	(8.97)	(3.99)	(5.57)	(3.01)	(1.74)
Operating income margin of each projection year	(2.35)	(3.08)	(1.61)	(3.02)	(1.78)	(1.03)

(1)The sensitivity analysis is based upon the goodwill impairment tests performed as of December 31, 2023, October 1, 2023 and January 1, 2023.

Prior to January 1, 2023, when the Company commenced reporting reflecting its new global operating model in which the Company reorganized its business, the term “North America” referred to our North America operating segment, the term “EMEA” referred to the Europe, Middle East and Africa operating segment, the term “Asia-Pacific” referred to our Asia-Pacific operating segment, and the term “Latin America” referred to our Latin America operating segment.

The following table shows the key assumptions of value in use calculations for the groups of CGUs under the Company’s operating segment structure applicable as of December 31, 2022:

Key assumptions
in %
	North America	EMEA	Asia-Pacific	Latin America
	December 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022
Average revenue growth in ten year projection period(1)	mid-single-digit	mid-single-digit	mid-single-digit	mid-single-digit
Average operating income growth in ten year projection period(1)	high-single-digit	high-single-digit	mid-single-digit	low-double-digit
Residual value growth(1)	1.00	1.00	1.00	1.60
Pre-tax WACC(2)	8.05	10.44	8.76	12.37 - 26.14
After-tax WACC(2)	6.39	8.08	6.38	8.94 - 22.71
(1)	The key assumptions as of December 31, 2022 match the respective assumptions as of October 1, 2022.
(2)	As of October 1, 2022 the pre-tax WACC of North America and EMEA was 7.99% and 10.29%, respectively. The pre-tax WACC of Asia-Pacific and Latin America was 8.65% and 12.10%-25.76%, respectively. As of October 1, 2022 the after-tax WACC of North America and EMEA was 6.35% and 8.00%, respectively. The after-tax WACC of Asia-Pacific and Latin America was 6.33% and 8.79%-22.46%, respectively.

The recoverable amount of the North America group of CGUs and the EMEA group of CGUs exceeded the carrying amount by €2,451,097 and €1,071,196, respectively, as of December 31, 2022. The following table shows the reasonable amounts by which the key assumptions would need to change individually that the recoverable amount equals the carrying amount under the Company’s operating segment structure applicable as of December 31, 2022:

Sensitivity analysis (1)
Change in percentage points	North America		EMEA
	December 31, 2022	October 1, 2022	December 31, 2022	October 1, 2022
Pre-tax WACC	0.71	0.06	2.11	1.94
After-tax WACC	0.56	0.05	1.56	1.45
Operating income margin of each projection year	(0.97)	(0.10)	(2.50)	(2.41)
(1)	The sensitivity analysis is based upon the goodwill impairment test performed as of December 31, 2022 and October 1, 2022.

b)Legal contingencies

From time to time, during the ordinary course of operations as well as due to acquisitions, the Company is party to litigation and arbitration and is subject to investigations relating to various aspects of its business (see note 25). The Company regularly analyzes current information about such claims for probable losses and provides accruals for such matters, including the estimated legal expenses and consulting services in connection with these matters, as appropriate. The Company utilizes its internal legal department as well as external resources for these assessments. In making the decision regarding the need for loss accrual, the Company considers the degree of probability of an unfavorable outcome and its ability to make a reasonable estimate of the amount of loss.

The filing of a suit or formal assertion of a claim or assessment, or the disclosure of any such suit or assertion, does not necessarily indicate that accrual of a loss is appropriate.

The outcome of these matters may have a material adverse effect on the results of operations, financial position and net assets of the Company.

c)Trade accounts and other receivables from unrelated parties and expected credit losses

Trade accounts and other receivables from unrelated parties are a substantial asset of the Company and the expected credit losses are based upon a significant estimate made by management. Trade accounts and other receivables from unrelated parties were €3,471,213 and €3,574,270 at December 31, 2023 and 2022, respectively, net of expected credit losses of €261,854 at December 31, 2023 and €168,681 at December 31, 2022.

The Company sells health care products directly or through distributors in around 150 countries and provides health care services in around 50 countries. Most payors are government institutions or government-sponsored programs with significant variations between the countries and even between payors within one country in local payment and collection practices.

Receivables resulting from health care services are recognized and billed at amounts estimated to be collectable under government reimbursement programs and reimbursement arrangements with third party payors. U.S. Medicare and Medicaid government programs are billed at pre-determined net realizable rates per treatment that are established by statute or regulation. Revenues for non-governmental payors with which the Company has contracts or letters of agreement in place are recognized at the prevailing contract rates. The remaining non-governmental payors are billed at the Company’s standard rates for services and, for U.S. revenue within the Company’s Care Delivery segment, a contractual adjustment is recorded to recognize revenues based on historic reimbursement. The contractual adjustment and the expected credit losses are reviewed quarterly for their adequacy. No material changes in estimates were recorded for the contractual allowance in the periods presented, though these estimates do include changes for the resolution of a legal dispute related to the U.S. Department of Defense’s Tricare program described in note 25, partially offset by a negative impact in certain countries resulting from the Company’s annual review of its allowance estimates. The collectability of receivables is reviewed locally on a regular basis, generally monthly. For further information, see note 1 k).

In the Company’s U.S. operations within its Care Delivery segment, the collection process is usually initiated shortly after service is provided or upon the expiration of the time provided by contract. For Medicare and Medicaid, once the services are approved for payment, the collection process begins upon the expiration of a period of time based upon experience with Medicare and Medicaid. In all cases where co-payment is required the collection process usually begins within 30 days after service has been provided. In those cases where claims are approved for amounts less than anticipated or if claims are denied, the collection process usually begins upon notice of approval of the lesser amounts or upon denial of the claim. The collection process can be confined to internal efforts, including the accounting and sales staffs and, where appropriate, local management staff. If appropriate, external collection agencies may be engaged.

Public health institutions in a number of countries outside the U.S. require a significant amount of time until payment is made because a substantial number of payors are government entities whose payments are often determined by local laws and regulations and budget constraints. Depending on local facts and circumstances, the period of time to collect can be quite lengthy. In those instances where there are commercial payors, the same type of collection process is initiated as in the U.S.

Due to the number of subsidiaries and different countries that the Company operates in, the Company’s policy of determining when an individual expected credit loss is required considers the appropriate individual local facts and circumstances that apply to an account. While payment and collection practices vary significantly between countries and even agencies within one country, government payors usually represent low to moderate credit risks. It is the Company’s policy to determine when receivables should be classified as bad debt on a local basis taking into account local payment practices and local collection experience. An individual expected credit loss is calculated locally if specific circumstances indicate that amounts will not be collectible.

Receivables where the expected credit losses are not assessed individually are grouped based on geographical regions and the impairment is assessed based on macroeconomic indicators such as credit default swaps. For more information regarding the impairment on trade accounts and other receivables from unrelated parties, refer to note 1 i).

When all efforts to collect a receivable, including the use of outside sources where required and allowed, have been exhausted, and after appropriate management review, a receivable deemed to be uncollectible is considered a bad debt and written off.

Write offs are taken on a claim-by-claim basis. Due to the fact that a large portion of its reimbursement is provided by public health care organizations and private insurers, the Company expects that most of its accounts receivables will be collectible, albeit potentially more slowly outside the U.S. A significant change in the Company’s collection experience, deterioration in the aging of receivables and collection difficulties could require that the Company increases its estimate of the expected credit losses. Any such additional bad debt charges could materially and adversely affect the Company’s future operating results.

If, in addition to the Company’s existing expected credit losses, 1% of the gross amount of the Company’s trade accounts and other receivables from unrelated parties as of December 31, 2023 were uncollectible through either a change in the Company’s estimated contractual adjustment or revised estimate of the collectability, the Company’s operating income for 2023 would have been reduced by approximately 2.7%.

The following table shows the portion of major debtors or debtor groups of trade accounts and other receivables from unrelated parties as of December 31, 2023 and 2022. Other than U.S. Medicare and Medicaid, no single debtor accounted for more than 5% of total trade accounts and other receivables from unrelated parties in either of these years.

Composition of trade accounts and other receivables from unrelated parties in %
	December 31,
	2023	2022

U.S. Government health care programs	30	31
U.S. commercial payors	19	18
U.S. hospitals	4	5
Self-pay of U.S. patients	3	2
Other U.S. payors	1	2
Product customers and health care payors outside U.S.	43	42
Total	100	100

d)Self-insurance programs

Under the Company’s insurance programs for professional, product and general liability, auto liability, worker’s compensation and medical malpractice claims, the Company’s largest subsidiary which is located in the U.S. is partially self-insured for professional liability claims. For all other coverages, the Company assumes responsibility for incurred claims up to predetermined amounts above which third party insurance applies. Reported liabilities for the year represent estimated future payments of the anticipated expense for claims incurred (both reported and incurred but not reported) based on historical experience and existing claim activity. This experience includes both the rate of claims incidence (number) and claim severity (cost) and is combined with individual claim expectations to estimate the reported amounts. For further information, see note 15 and note 18.

e)Level 3 financial instruments

Put option liabilities, variable payments outstanding for acquisitions and equity investments are recognized at their fair value. Each put option contract contains specific clauses related to the terms of exercisability, which require significant judgment in order to determine appropriate liability recognition and classification. For further information related to the significant judgments and estimates related to these instruments and their fair values, see notes 1 h) and 26.

f)Income taxes

The Company is subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions. Different interpretations of tax laws, particularly due to the Company’s international activities, may lead to potential additional tax payments or tax refunds for prior years. To consider income tax liabilities or income tax receivables of uncertain tax assessments management’s estimations are based on experiences with previous tax audits and local tax rules of the respective tax jurisdiction and the interpretation of such. Differences between actual results and management’s estimates or future changes in these estimates may have an impact on future tax payments or tax refunds. Estimates are revised in the period in which there is sufficient evidence to revise the assumption. For further information to estimates related to the recoverability of deferred taxes, see notes 1 n) and 5 h). Further information on the status of current tax audits or objections from taxation authorities is provided in note 25.

g)Business combinations and disposal groups classified as held for sale

The Company measures the noncontrolling interest in an acquisition at fair value using the full goodwill method and classifies costs related to its business combinations within general and administrative expense. In determining whether an intangible asset related to a business combination is identifiable and should be separated from goodwill, significant judgment is required. Additionally, estimation of the acquisition-date fair values of identifiable assets acquired and liabilities assumed also involves significant judgment. The applicable measurements and inputs used in this estimation (including revenue growth rates, gross profit margin adjusted for synergy assumptions associated with manufacturing savings and the discount rate) are based upon information available at the acquisition date using expectations and assumptions that management deems reasonable. Such judgments, estimates and assumptions could materially affect the Company’s business, results of operations and financial condition, primarily due to:

●	Fair values assigned to assets subject to depreciation and amortization directly impact the depreciation and amortization recorded in the Company’s consolidated statements of income in periods subsequent to a related acquisition.
●	Any subsequent measurement resulting in a decrease in the estimated fair values of assets acquired may result in impairment.
●	Subsequent changes resulting in an increase or decrease to the estimated fair values of liabilities assumed may result in additional expense or income, respectively.

For further information on business combinations, see note 3.

A non-current asset or a disposal group is classified as held for sale if its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The criteria for held for sale classification is only met if the asset or group is available for immediate sale in its present condition and the sale transaction is considered highly probable. A transaction is assumed to be highly probable if there is no significant risk of completion of the transaction. Disposal groups are recognized at the lower of their carrying amounts or fair value less costs to sell. Any impairment loss on the disposal group is allocated first to goodwill and then to the remaining assets and liabilities on a pro rata basis. The determination of the fair value less costs to sell requires the use of estimates and assumptions.

For further information on disposal groups classified as held for sale, see note 4.

h)COVID-19

Due to the global implications of the COVID-19 pandemic as well as an increase in mortality of patients with chronic kidney diseases and an increase in persons experiencing renal failure in recent years, management judgments and estimates are subject to increased uncertainty. Actual amounts may differ from judgments and estimates made by management and changes could have a material impact on the Company’s consolidated financial statements. The Company included all available information on the expected economic developments and country-specific governmental mitigation measures when updating its judgments and estimates. This information was also included in the analysis of the recoverability and collectability of assets.

For further information on the impacts of COVID-19 related to government relief, see note 5 i).

i)Leases and interest rate determination

IFRS 16 requires the Company to make judgments that affect the valuation of lease liabilities as well as of right- of-use assets (see notes 24 and 26), including the determination of which contracts are within the scope of IFRS 16, identifying the contract lease term and determining the incremental borrowing rate.

The lease term is determined as the non-cancellable period of a lease, together with periods covered by an option to extend the lease if the Company is reasonably certain to exercise that option and periods covered by an option to terminate the lease if the Company is reasonably certain not to exercise that option. During the “reasonably certain” assessments, the Company considers all relevant facts and circumstances that create an economic incentive for the Company to exercise, or not to exercise, an option, including any expected changes in facts and circumstances (e.g., contract-, object-, entity- or market-specific factors) from the commencement date until the exercise date of the option. Other examples of considered terms are termination penalties or costs relating to the termination of the lease, such as negotiation costs, relocation costs, costs of identifying another lease asset suitable for the Company’s needs, costs of integrating a new asset into the Company’s operations and termination penalties and similar costs, including costs associated with returning the underlying asset in a contractually specified condition or to a contractually specified location. Additionally, the Company’s historical practice regarding the period over which it has typically used particular types of assets, and its economic reasons for doing so, is also relevant. Unrecognized extension options are shown as potential future cash outflows (see note 24).

The Company uses the rate implicit in the lease if agreed with the lessor and/or available, while the incremental borrowing rate is used for all other leases. The incremental borrowing rate is defined as the rate that the lessee would have to pay on the commencement date of the lease for a similar loan (regarding its term, security, underlying asset, and economic environment). The incremental borrowing rate is determined when the Company initiates a lease contract or changes an existing lease. The interest rate is calculated based on following components: available interest rate sampling points, group risk margins, shadow rating (credit risk) margins, country risk margins, handling margins and other risk margins.

The Company is subject to residual value guarantees in certain lease contracts, primarily real estate contracts, for which it is the lessee. Under the terms of these leases, the Company has the option to remarket the underlying leased properties to satisfy its residual value guarantee obligations at the end of the lease term. At the end of each reporting period, the expected residual values are compared to the estimated fair market value of the underlying leased assets utilizing third-party valuations. For additional information regarding residual value guarantees in certain lease contracts, see note 25.